CHAMPLAIN MID CAP FUND

Summary Prospectus | January 3, 2011

TICKER: Institutional Shares -- CIPIX











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Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.cipvt.com/investment-overview/investment-products-champlain-investment-part ners/. You can also get this information at no cost by calling 1-866-773-3238, by sending an e-mail request to champlainfund@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, both dated January 3, 2011, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
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INVESTMENT OBJECTIVE
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The Champlain Mid Cap Fund (the "Fund") seeks capital appreciation.

FUND FEES AND EXPENSES
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     This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                                          INSTITUTIONAL
                                                              SHARES
     ----------------------------------------------------------------------
     Management Fees                                           0.80%
     ----------------------------------------------------------------------
     Other Expenses(1)                                         0.32%
     ----------------------------------------------------------------------
     Total Annual Fund Operating Expenses                      1.12%
     ----------------------------------------------------------------------
     Less Fee Reductions and/or Expense Reimbursements        (0.07)%
     ----------------------------------------------------------------------
     Total Annual Fund Operating Expenses After Fee
       Reductions and/or Expense Reimbursements(2)             1.05%
     ----------------------------------------------------------------------

     (1) "Other Expenses" are based on estimated amounts for the current fiscal year.

     (2) Champlain Investment Partners, LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceed- ing 1.05% of the Fund's Institutional Shares' average daily net assets until November 30, 2012. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.05% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on November 30, 2012.






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EXAMPLE

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period described in the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              1 YEAR        3 YEARS        5 YEARS        10 YEARS
     ---------------------------------------------------------------------------
               $107          $342           $603           $1,350

PORTFOLIO TURNOVER

     The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 63% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
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     Under normal circumstances, the Fund invests at least 80% of its net assets in securities of medium-sized companies. For purposes of this policy, a medium-sized company is defined as having a market capitalization of less than $15 billion at the time of purchase. The Fund seeks capital appreciation by investing mainly in common stocks of medium-sized companies that the Adviser believes have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. Through the consistent execution of a fundamental bottoms-up investment process, which includes an effort to understand a company's intrinsic or fair value, the Adviser expects to identify a diversified universe of medium-sized companies that trade at a discount to their estimated or intrinsic fair values. As such, the Adviser seeks to mitigate company-specific risk by limiting position sizes to 5% of the Fund's total assets at market value, at the time of purchase. The Adviser will sell a security when it reaches the Adviser's estimate of its fair value or when information about a security invalidates the Adviser's basis for making the investment. The Adviser may also sell securities in order to maintain the 5% limit on position sizes or when exposure to a sector exceeds the Adviser's sector weight rules.

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     The Fund is broadly diversified and the Adviser seeks to create value primarily through favorable stock selection.

PRINCIPAL RISKS OF INVESTING IN THE FUND
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     As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

     Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

     The Fund is also subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The medium- and small-sized companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium- and small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid- and small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

PERFORMANCE INFORMATION
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     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

     As of the date of this prospectus, Institutional Shares of the Fund have not commenced operations and therefore have no performance information to report. The performance information provided shows the returns of the

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Advisor Shares of the Fund, which are offered in a separate prospectus.
Institutional Shares of the Fund would have substantially similar performance as Advisor Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of Advisor Shares are higher than the expenses of the Institutional Shares and, therefore, returns for Advisor Shares would be lower than those of the Institutional Shares.

Updated performance information is available by  calling 1-866-773-
3238.

                              [BAR GRAPH OMITTED]

                                     28.14%
                                      2009

                       BEST QUARTER           WORST QUARTER
                          16.34%                 (7.85)%
                       (06/30/2009)            (03/31/2009)

     The performance information shown above is based on a calendar year. The Fund's Advisor Shares' performance from 1/1/2010 to 9/30/2010 was 7.40% .

     AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2009

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       SINCE
                                                                     INCEPTION
                                                                     (JUNE 30,
                                                          1 YEAR       2008)
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     Fund Returns Before Taxes                            28.14%      (1.37)%
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     Fund Returns After Taxes on Distributions            27.38%      (1.77)%
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     Fund Returns After Taxes on Distributions and Sale
       of Fund Shares                                     18.39%      (1.37)%
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     Russell Mid Cap Index (reflects no deduction for
       fees, expenses or taxes)                           40.48%      (7.49)%
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INVESTMENT ADVISER
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     Champlain Investment Partners, LLC

PORTFOLIO MANAGERS
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     Scott T. Brayman, Chief Investment Officer and Managing Partner of the
     Adviser, has managed the Fund since its inception.

     Daniel B. Butler, CFA and Partner of the Adviser, has managed the Fund since its inception.

     Van Harissis, CFA and Partner of the Adviser, has managed the Fund since its inception.

     Deborah Healey, Securities Trader and Partner of the Adviser, has managed the Fund since its inception.

     Finn McCoy, Trader and Operations Analyst, has managed the Fund since its inception.

     David O'Neal, CFA and Partner of the Adviser, has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES
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     To purchase shares of the Fund for the first time, you must invest at least
     $1,000,000. There is no minimum for subsequent investments.

     If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day") by contacting the Fund directly by mail at: Champlain Funds, P.O. Box 219009, Kansas City, Missouri 64121-9009 (Express Mail Address: DST Systems, Inc., c/o Champlain Funds, 430 West 7th Street, Kansas City, Missouri 64105) or telephone at 1-866-773-3238.

     If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.





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TAX INFORMATION
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     The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
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     If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.






















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